Exhibit 32.2

SECTION 1350 CERTIFICATION

OF PRINCIPAL FINANCIAL OFFICER

In connection with the report on Form 10-Q for the period ending March 31, 2012 (the Report), I, Allen D. Goodman, Principal Financial Officer of Price Asset Management, Inc., the managing member of RICI® Linked – PAM Advisors Fund, LLC (the Company), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2012	By: /s/ Allen D. Goodman
Allen D. Goodman Principal Financial Officer

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